Exhibit 24

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2013.

/s/ David J. Anderson

David J. Anderson

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2013.

/s/ Brendan C. Hegarty

Brendan C. Hegarty

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2013.

/s/ Emily M. Liggett

Emily M. Liggett

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 11th day of March, 2013.

/s/ William V. Murray

William V. Murray

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 12th day of March, 2013.

/s/ Barb J. Samardzich

Barb J. Samardzich

MTS SYSTEMS CORPORATION

Power of Attorney of Director

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of MTS Systems Corporation, a Minnesota corporation, does hereby constitute and appoint Jeffrey A. Graves and Susan E. Knight, and each or either one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the MTS Systems Corporation 2011 Stock Incentive Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                    IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 14th day of March, 2013.

/s/ Gail P. Steinel

Gail P. Steinel